LION COPPER AND GOLD CORP.

(the "Company")

CSE FORM 2A

LISTING STATEMENT

DATE: September 18, 2024

(except as otherwise indicated)

This Listing Statement is intended to provide full, true and plain disclosure about the Issuer. It is not, and is not to be construed as, a prospectus. It has not been reviewed by a securities regulatory authority and no securities are being sold or qualified for distribution by the filing of this Listing Statement.

ii

GENERAL MATTERS

References in this Listing Statement to the "Company" or "Lion" refer to Lion Copper and Gold Corp.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This Listing Statement of Lion contains forward-looking statements within the meaning of applicable United States and Canadian securities legislations ("Forward-Looking Statements"). Forward-Looking Statements reflect the expectations of management and consist of statements that are not only historical fact but also relate to predictions, expectations, belief, plans, projections, objectives, assumptions, future events, or future performance. Forward-Looking Statements may be identified by such terms as "believes", "anticipates", "expects", "estimates", "may", "could", "would", "will", "plan" or similar words. Although the Company believes that such information is reasonable, it can give no assurance that such expectations will prove to be correct. The Company cautions investors that any Forward-Looking Statements provided by the Company is not a guarantee of future results or performance, and that actual results may differ materially from those in Forward-Looking Statements as a result of various estimates, risks, and uncertainties. Readers should not place undue reliance on Forward-Looking Statements. Forward-Looking Statements in this annual report and in documents incorporated by reference herein include, but are not limited to, statements with regard to:

• planned exploration activity including both expected drilling and geological and geophysical related activities;

• future foreign exchange rates;

• future sources of liquidity, cash flows and their uses;

• realization of anticipated benefits of acquisitions and dispositions;

• expected levels of operating costs, general and administrative costs, costs of services and others; and

• treatment under government regulation and taxation regimes.

Forward-Looking Statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the Forward-Looking Statements, including, without limitation:

• risks related to exploration and development of natural resource properties;

• the uncertain nature of estimating mineral resources and mineral reserves;

• uncertainty in the Company's ability to obtain funding;

• copper price fluctuations;

• recent market events and conditions;

• risks related to governmental regulations;

• risks related to the Company's business being subject to environmental laws and regulations;

• risks related to the Company's inability to meet its financial obligations under agreements to which it is a party; and

• risks related to the Company's ability to recruit and retain qualified personnel.

These Forward-Looking Statements are based on the beliefs of our management as well as on assumptions made by and information currently available to us at the time such statements were made. We undertake no obligation to update forward-looking statements should circumstances or estimates or opinions change.

An investment in the securities of the Company is highly speculative due to various factors, including the nature and stage of development of the business of the Company. An investment in these securities should only be made by persons who can afford the total loss of their investment. See "Risk Factors" in the Company's annual report on Form 10-K at www.sedarplus.com.

Documents Incorporated by Reference

The following documents, filed by the Company with the various provincial securities commissions or similar authorities in Canada, are specifically incorporated by reference into, and form an integral part of, this Listing Statement:

1. The Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2024, including interim financial statements for the three and six months ended June 30, 2024 and 2023 and management's discussion and analysis for the three and six months ended June 30, 2024 and 2023 (the "Quarterly Report");

2. The Company's annual report on Form 10-K for the financial year ended December 31, 2023, including the audited financial statements for the periods ended December 31, 2023 and December 31, 2022 and management's discussion and analysis and for the year ended December 31, 2023 and December 31, 2022 (the "Annual Report");

3. The Company's annual report on Form 10-K for the financial year ended December 31, 2022, including the audited financial statements for the periods ended December 31, 2022 and December 31, 2021 management's discussion and analysis and for the year ended December 31, 2022 and December 31, 2021 (the "2022 Annual Report"); and

4. the technical report entitled "Preliminary Economic Assessment of the Yerington Copper Project Lion Copper and Gold Corp." by Adrien Butler, P.E., Tim Maunula, P.Geo., Herb Welhener, MMSA-QPM, Jeff Woods, SMB-RM, MMSA-QP, and Gordon Zurowski, P.Eng. of AGP Mining Consultants Inc. dated March 12, 2024 with an effective date of January 30, 2024 (the "Yerington PEA").

A reference to this Listing Statement includes a reference to any and all documents incorporated by reference in this Listing Statement.

This Listing Statement contains certain disclosure required by Form 41-101F1 Information Required in a Prospectus has been included as Schedule "A" of this Listing Statement, as required by Form 2A - Listing Statement of the Canadian Securities Exchange.

Any statement contained in this Listing Statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded, for the purposes of this Listing Statement, to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement will not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Listing Statement.

TABLE OF CONCORDANCE

	Information Required by Form 41-101F1	Corresponding Document	Document Reference
Item 1:	Cover Page Disclosure	Listing Statement	Page i
Item 2:	Table of Contents	Listing Statement	Page ii
Item 3: 3.2:	Summary of Prospectus Cautionary Language	N/A Listing Statement	N/A Page 1
Item 4:	Corporate Structure	Annual Report	Item 1 - Page 8 Business
Item 5:	Describe the Business	Annual Report	Item 1 - Page 10
Business - Intercorporate Relationships
Item 1 - Page 11
Business - Business Operations

Item 2: - Page 17
Properties (see Yerington PEA)

Consolidated Financial Statement for the years ended December 31, 2023 and 2022
Item 6:	Use of Proceeds	Listing Statement	Schedule "A" - Page A-1 Principal Purpose, Business Objectives and Milestones, and Sources of Funding
Item 7:	Dividends and Distribution	Listing Statement	Schedule "A" - Page A-1 Dividends and Distributions
Item 8:	Management's Discussion and Analysis	Annual Report	Item 7 - Page 36 and Page F-44 Management's Discussion and Analysis of Financial Conditions and Results of Operations
Item 9:	Earnings Coverage Ratios	N/A	N/A
Item 10:	Description of the Securities Distributed	N/A	N/A
Item 11:	Consolidated Capitalization	Listing Statement	Schedule "A" - Page A-2 Consolidated Capitalization
Item 12:	Options to Purchase Securities	Annual Report	Item 11 - Page 42 Executive Compensation - Grant of Plan-Based Awards Table Exhibit 10.1 Stock Option Plan and RSU Plan

	Information Required by Form 41-101F1	Corresponding Document	Document Reference
Item 13:	Prior Sales	Annual Report Listing Statement	Page F-33 Consolidated Financial Statement for the years ended December 31, 2023 and 2022 - Share Capital Schedule "A" - Page A-2 Trading Price and Volume
Item 14:	Escrowed Securities and Securities Subject to Contractual Restrictions on Transfer	N/A	N/A
Item 15:	Principal Securityholders and Selling Securityholders	Listing Statement	Schedule "A" - Page A-3 Principal Securityholders and Selling Securityholders
Item 16:	Directors and Executive Officers	Listing Statement	Schedule "A" - Page A-3 Directors and Executive Officers
Item 17:	Executive Compensation	Annual Report	Item 11 - Page 41 Executive Compensation
Item 18:	Indebtedness of Directors and Executive Officers	N/A	N/A
Item 19:	Audit Committees and Corporate Governance	Listing Statement	Schedule "A" - Page A-8 Audit Committee
Item 20:	Plan of Distribution	N/A	N/A
Item 21:	Risk Factors	Annual Report	Item 1A - Page 12 Risk Factors
Item 22:	Promoters	N/A	N/A
Item 23:	Legal Proceedings and Regulatory Action	Annual Report	Item 3 - Page 33 Legal Proceedings
Item 24:	Interests of Management and Others in Material Transactions	Listing Statement	Schedule "A" - Page A-9 Interests of Management and Others in Material Transactions
Item 25:	Relationship Between Issuer or Selling Securityholder and Underwriter	N/A	N/A
Item 26:	Auditors, Transfer Agents and Registrars	Annual Report Listing Statement	Item 14 - Page 50 Principal Accounting Fees and Services Schedule "A" - Page A-9 Transfer Agents and Registrars
Item 27:	Material Contracts	Listing Statement	Schedule "A" - Page A-9 Material Contracts
Item 28:	Experts	Listing Statement	Schedule "A" - Page A-10 Experts
Item 29:	Other Material Facts	N/A	N/A

	Information Required by Form 41-101F1	Corresponding Document	Document Reference
Item 30:	Rights of Withdrawal and Rescission	N/A	N/A
Item 31:	List of Exemptions from Instrument	N/A	N/A
Item 32:	Financial Statement Disclosure for Issuer	Annual Report	Item 8 - Page 36 and Page F-1 Financial Statements and Supplementary Data
Item 33:	Credit Supporter Disclosure, Including Financial Statements	N/A	N/A
Item 34:	Exemptions for Certain Issues of Guaranteed Securities	N/A	N/A
Item 35:	Significant Acquisitions	N/A	N/A
Item 36:	Probable Reverse Takeovers	N/A	N/A
Item 36A:	Marketing Materials	N/A	N/A
Item 37:	Certificates	Listing Statement	Schedule "B" - Page B-1 Certificate of the Company
Item 38:	Transition	N/A	N/A

SCHEDULE "A"

FORM 2A LISTING STATEMENT DISCLOSURE - ADDITIONAL INFORMATION

EXPLANATORY NOTES

This Listing Statement has been prepared in connection with the Company's objective to list its common shares on the CSE, after delisting its common shares from the TSX Venture Exchange. Any capitalized terms used herein shall have the meanings given to such terms in the Annual Report.

Unless otherwise indicated, all currency amounts reflected herein are stated in Canadian dollars and references to "$" or "dollars" are references to Canadian dollars. "US$" is in reference to United States dollars.

PRINCIPAL PURPOSE, BUSINESS OBJECTIVES AND MILESTONES, AND SOURCES OF FUNDING

The Company's current business objective and milestone is to continue to advance exploration work on the MacArthur Copper Project and the Yerington Copper Project in accordance with the option to earn-in agreement between the Company and Rio Tinto America Inc. to advance studies and exploration at the Company's copper assets in Mason Valley, Nevada dated March 18, 2022, as amended by a letter agreement dated October 5, 2023 (the "Rio Tinto Agreement") and the recommendation set out in the Yerington PEA, which includes the preparation of a preliminary feasibility study (PFS). Pursuant to the Rio Tinto Agreement and amendments, the Company is currently in the stage 2 exploration program ("Stage 2") to allow for completion of a pre-feasibility study incorporating Rio Tinto's NutonTM technologies. Stage 2 is funded through earn in payments of US$11.5 million from Rio Tinto America Inc. received in January 2024, in addition to US$7.5 million received in January 2023.

The Rio Tinto Agreement also provides for the amount US$50,000 per month to be applied to the Company's corporate expenditures.  The Company's current cash position is US$5,650,000 for the month ended August 31, 2024 and the Company anticipates having sufficient funds for 12 months of operations following the listing date on the CSE.

Use of Available Funds	(US$)
Continue to advance work on the MacArthur Copper Project and the Yerington Copper Project in accordance with the Rio Tinto Agreement	5,050,000
General and Administrative Costs For the 12 Months Following Listing(1)	600,000
TOTAL:	US$5,650,000

Notes:

(1) The general and administrative costs for the 12 months following listing include $140,000 salary payments, $212,000 professional fees, $96,000 shareholder communication, $86,000 regulatory fees and $66,000 general office expenses.

DIVIDENDS AND DISTRIBUTIONS

The Company has not declared or paid any dividends on the common shares of the Company. There are no restrictions in the Company's articles or elsewhere, other than customary general solvency requirements, which would prevent the Company from paying dividends. All of the common shares will be entitled to an equal share in any dividends declared and paid.

It is anticipated that all available funds will be invested to finance the growth of the Company's business and accordingly it is not contemplated that any dividends will be paid on the Company's shares in the immediate or foreseeable future. The directors of the Company will determine if, and when, dividends will be declared and paid in the future from funds properly applicable to the payment of dividends based on the Company's financial position at the relevant time.

CONSOLIDATED CAPITALIZATION

The following table summarizes the Company's capitalization since incorporation on the listing date on the CSE (the "Listing Date"). The table should be read in conjunction with the Financial Statements and the accompanying notes thereto included in this Listing Statement.

	Amount Authorized	Outstanding as at December 31, 2023	Outstanding as at June 30, 2024	Outstanding on the Listing Date
Common Shares	Unlimited	309,667,975	385,855,710	385,855,710
Warrants	N/A	119,626,027	130,970,408	146,188,890(1)
RSUs	30,330,661	nil	nil	nil
Stock Options	58,750,595	49,239,020	56,821,020	58,021,020(2)

Notes:

(1) 13,152,909 warrants exercisable at USD$0.10 expire on September 27, 2024; 31,672,632 warrants exercisable at USD$0.10 expire on October 21, 2024; 16,041,732 warrants exercisable at USD$0.07 expire on November 2, 2024; 15,696,882 warrants exercisable at USD$0.06 expire on February 16, 2025; 27,917,520 warrants exercisable at USD$0.056 expire on March 8, 2029; and 41,707,215 warrants exercisable at USD$0.056 expire on September 19, 2029.

(2) 2,450,000 options exercisable at C$0.08 expire on June 20, 2025; 3,050,000 options exercisable at C$0.245 expire on June 18, 2026; 1,500,000 options exercisable at C$0.11 expire on September 17, 2026; 1,200,000 options exercisable at C$0.09 expire on October 21, 2026; 5,070,000 options exercisable at C$0.085 expire on May 25, 2027; 1,744,283 options exercisable at C$0.072 expire on August 18, 2025; 350,000 options exercisable at C$0.095 expire on March 2, 2028; 19,161,737 options exercisable at C$0.08 expire on July 21, 2028; 14,295,000 options exercisable at C$0.07 expire on March 1, 2029;  1,700,000 options exercisable at C$0.08 expire on July 10, 2027; and 7,500,000 options exercisable at C$0.08/US$0.058 expire July 26, 2029.

The Options were issued pursuant to the Company's 2023 Equity Incentive Plan which was approved by the shareholders of the Company on July 26, 2024.

TRADING PRICE AND VOLUME

The common shares of the Company are listed and posted for trading on the TSXV under the trading symbol "LEO". The table below presents, on a monthly basis, the reported high and low sale prices (which are not necessarily the closing prices) and the aggregate volume of trading of the common shares on the TSXV for the periods noted:

Month	High (C$)	Low (C$)	Volume (# of common shares)
August 2024	0.085	0.065	1,291,000
July 2024	0.085	0.0575	144,272
June 2024	0.09	0.045	1,816,709
May 2024	0.085	0.07	8,233,195
April 2024	0.09	0.065	1,770,604
March 2024	0.08	0.065	70,471
February 2024	0.09	0.07	637,321
January 2024	0.095	0.07	599,806
December 2023	0.10	0.07	499,022
November 2023	0.085	0.075	185,480
October 2023	0.095	0.075	601,155
September 2023	0.08	0.07	467,832

PRINCIPAL SECURITYHOLDERS AND SELLING SECURITYHOLDERS

On the Listing Date, to the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control or direction over Company shares carrying more than 10% of the outstanding voting rights are:

Names and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued and Outstanding
Tony Alford Kernersville, NC, USA	113,176,891(2)	Direct and Jointly with Spouse	29.33%

Notes:

(1) The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.ca, or from the shareholder.

(2) This figure does not include 15,234,794 shares registered to Mr. Alford's spouse, 60,735,257 common shares issuable pursuant to exercise of warrants, 10,552,713 common shares issuable pursuant to the exercise of options, and 833,333 common shares issuable upon conversion of convertible debentures.

DIRECTORS AND EXECUTIVE OFFICERS

Name, Occupation and Securityholdings

The following table provides the names, province or state of residence, position, principal occupations and the number of voting securities of the Company that each of the directors and executive officers beneficially owns, directly or indirectly, or exercises control over, as of the date of this Listing Statement:

Name, Residence and Position with the Company	Director/ Officer Since	Principal Occupation for the Past Five Years	Common Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(2)
Steven Dischler Yerington, NV, USA CEO and Director	May 22, 2024 (CEO) July 26, 2024 (Director)	Former Vice President of Environmental, Social and Governance for the Company.	7,104,475 (1.84%)
Lei Wang British Columbia, Canada CFO, Corporate Secretary	May 22, 2024 (CFO and Corporate Secretary)	CFO for public exploration companies CPA, CGA	31,864 (0.01%)
Charles Travis Naugle(1) Golden, CO, USA Director	June 18, 2021	Founder, director and advisor for various enterprises in the natural resource sector.	2,166,667 (0.56%)
Tony Alford(1) Kernersville, NC, USA Director	Sept. 13, 2021	Founder and President of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services.	113,176,891 (29.33%)(3)
Thomas Patton(1) Deming, WA, USA Director	Nov. 6, 1998	Co-Chairman of the Company.	10,097,110 (2.62%)

Name, Residence and Position with the Company	Director/ Officer Since	Principal Occupation for the Past Five Years	Common Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(2)
Dave Harvey Fallon, NV, USA VP Exploration	July 29, 2023	Vice President Exploration of the Company since October 2021; Exploration Manager, Blackjack Silver Corp, in 2021; Project Manager, Great American Minerals Exploration, from 2020 to 2021; and Director Exploration, EP Minerals LLC, from 2015 to 2020.	Nil
John Banning Yerington, NV, USA VP and COO	July 26, 2024	COO of Cyprium Metals Ltd., Consultant of Telfer Operations, Newcrest Mining Ltd.	Nil
Doug Stiles Liberty Lake, WA, USA VP Sustainability and Environment	July 26, 2024	Director - Environmental Operations at Hecla Mining Company	Nil

Notes:

(1) Member of the Audit Committee of the Company.

(2) This percentage is based on 385,855,710 Common Shares issued and outstanding on the date of this Listing Statement.

(3) This figure does not include 15,234,794 shares registered to Mr. Alford's spouse.

The term of office of the directors expires annually at the time of the Company's annual general meeting. The term of office of the officers expires at the discretion of the board of directors of the Company.  None of the directors or officers have entered into non-competition or non-disclosure agreements with the Company.

As at the date of the Listing Date, the directors and officers of the Company as a group owned beneficially, directly or indirectly or exercised control or discretion over an aggregate of 132,577,007 Common Shares, which is equal to approximately 34.35% of the Common Shares currently issued and outstanding.

The directors and officers of the Company anticipate that they will dedicate approximately the following percentage of their time to the affairs of the Company:

Steven Dischler	100%
Lei Wang	50%
Charles Travis Naugle	20%
Tony Alford	20%
Thomas Patton	20%
Dave Harvey	100%
John Banning	100%
Doug Stiles	100%

These percentages are estimates only over the course of a 12-month period and the time commitment of the directors and officers will vary depending upon the Company's activities.

Corporate Cease Trade Orders or Bankruptcies

To the best of the Company's knowledge, no director or executive officer of the Company is, at the date of this Listing Statement, or was within the 10 years prior to the date of this Listing Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(a) was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer, or

(b) was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes of the foregoing, "order" means

(a) a cease trade order;

(b) an order similar to a cease trade order; or

(c) an order that denied the relevant company access to any exemption under securities legislation,

that was in effect for a period of more than 30 consecutive days.

To the best of the Company's knowledge, no director or executive officer of the Company, nor any shareholder holding sufficient securities of the Company to affect materially the control of the Company, nor any personal holding company of any such person:

(a) is, as at the date of this Listing Statement, or has been within the 10 years before the date of this Listing Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b) has, within the 10 years before the date of this Listing Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

Penalties or Sanctions

To the best of the Company's knowledge, no director or executive officer of the Company, nor any shareholder holding sufficient securities of the Company to materially affect control of the Company has been subject to:

(a) any penalties or sanctions imposed by a court relating to Canadian securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor making an investment decision.

Conflicts of Interest

The directors of the Company are required by law to act honestly and in good faith with a view to the best interests of the Company and to disclose any interests, which they may have in any project or opportunity of the Company.  If a conflict of interest arises at a meeting of the Company's board of directors, any director in a conflict will disclose his or her interest and abstain from voting on such matter.

To the best of the Company's knowledge, and other than disclosed herein, there are no known existing or potential conflicts of interest among the Company, its directors and officers or other members of management of the Company as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to the Company and their duties as a director and officer of such other companies. To the extent that such other companies may provide services to the Company, may participate with the Company in various ventures, or may compete against the Company in one or more aspects of its business, the directors and officers of the Company may have a conflict of interest respecting such.  Any conflicts will be subject to the procedures and remedies under the BCBCA.  See also "Risk Factors" in the Company's Annual Report.

Management of the Company

Steven Dischler (Age 65) - CEO and Director

Mr. Dischler has over 40 years of experience at the most senior levels in the natural resources sector with a focus on the environment, reclamation, permitting and stakeholder engagement. His recent experience includes over 13 years as a senior executive advancing legacy and new mining projects in the historic Yerington copper district. In addition, Mr. Dischler has an extensive record of working constructively with the local communities, including Native American tribes, governmental agencies and non-government organizations in the region. Mr. Dischler holds a BS and an MS in mining engineering, he is also a registered Professional Engineer and a Qualified Person under NI 43-101. In his immediately previous role as Vice President of Environmental, Social and Governance with the Company, he has been instrumental in advancing the Yerington copper project pursuant to the terms of the joint venture with Nuton LLC, a Rio Tinto Venture.

Lei Wang (Age 56) - CFO and Corporate Secretary

Ms. Wang has worked in the mineral resource sector for over 20 years and acquired extensive experience in financial reporting, regulatory compliance, internal control, and corporate finance activities. She has served as the CFO for several publicly traded companies on the TSX Venture Exchange and is the CFO of GoviEx Uranium Inc. Ms. Wang is a CPA, CGA and holds a Bachelor of Science in Engineering from Qingdao University, China.

Travis Charles Naugle (Age 47) - Director

Mr. Naugle is a seasoned executive and officer in gold, copper, and strategic & critical metals mining companies. He participated in the design, construction, and operation of mining projects in the U.S., Eurasia, Russia, and Asia. His track record includes a focus on environmental and sustainability initiatives in collaboration with local and indigenous peoples, numerous asset- and company-level transactions, negotiating international joint ventures, and securing a bilateral mining treaty between two sovereign nations. A licensed Professional Engineer, Mr. Naugle received his MBA from the University of Chicago Booth School of Business and holds a degree in mining engineering from Montana Tech. Mr. Naugle has worked in various roles including CEO of Falcon Butte Minerals Corp., CEO of Falcon Copper Corp., General Director of SUN Gold, Project Director at St. Augustine Gold & Copper Corp., Mine Manger at Coeur Mining, Sr. Engineer at Bema Gold and Project Engineer at Stillwater Mining Company.

Tony Alford (Age 63) - Director

Mr. Alford has a history of executive leadership, including serving as a director of Revett Minerals Inc. in 2009 and 2010, where he was part of the team that rang the bell on the NYSE Amex listing of the company. Mr. Alford is the founder and president of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the United States. In 1993, Mr. Alford founded Alford Investments focusing on real estate investment properties, pharmacy distribution, food-related and natural resource companies. Mr. Alford studied business and marketing at Elon University and Liberty University. Mr. Alford received an honorary doctorate degree from Carolina University.

Thomas Patton (Age 80) - Director

Mr. Patton is the former President and COO of Western Silver, Senior VP Exploration and Business Development of Kennecott, and Managing Director of Rio Tinto Mining and Exploration, South America. Mr. Patton has worked as a resource exploration geologist for over 40 years. He notably headed the Western Silver team that discovered and delineated the world's largest silver reserve, Penasquito, and subsequently sold it to Glamis Gold (now Goldcorp) for $1.2 billion in 2006. Mr. Patton was former Executive VP Exploration of Kennecott. Mr. Patton is a certified professional geologist in both Arizona and California. He is also a member of the Society for Mining, Metallurgy and Exploration and the Society of Economic Geologists.

Dave Harvey (Age 68) - Vice President Exploration

Mr. Harvey is a Nevada-based professional mineral geologist with 38 years of experience including senior level exploration, mineral resource and reserve development programs with domestic and international assignments. Mr. Harvey has worked in various roles including Exploration Manager at Blackjack Silver Corp., Project Manager at Great American Minerals Exploration, Director Exploration at EP Minerals LLC and Vice President Exploration for the El Cobre Project, Zacatecas, Mexico, Zacoro at Metals Corp. Mr. Harvey is an AIPG Certified Professional Geologist (CPG 11301). Mr. Harvey received an MSc degree in Economic Geology from the University of Texas El Paso.

John Banning (Age 48) - Vice President and COO

Mr. Banning is an experienced mining executive focused on outcomes and excellence through the development of high-performance teams. He is a dynamic leader with 25 years' of corporate, strategic, feasibility, project design, construction and operations experience across numerous commodities with a focus on copper. He has a proven track record in areas of people, risk management and system and process improvement to drive rapid and sustainable business improvement. John will be located in Yerington, Nevada. He has a B.S. in Mining Engineering from Montana Technological University. Mr. Banning has worked in various roles including COO at Cyprium Metals Ltd., Consultant at Telfer Operations, Newcrest Mining Ltd., and CEO and Executive Director at Consolidated Tin Mines Ltd.

Doug Stiles (Age 46) - Vice President of Sustainability and Environment

Mr. Stiles is an experienced executive with 25 years' experience resolving complex regulatory, operation and project challenges in the mining sector. He has expertise implementing permitting and compliance strategies for mining operations in multiple states, including Nevada. His experience includes working with senior management within federal, state and local regulatory agencies. Doug is skilled at building trusting relationships with diverse project stakeholders including local communities and Indian Tribes near mine sites. Doug has a B.S. in Environmental Engineering from Montana Technological University, and an MBA from Washington State University. Mr. Stiles has worked in various roles include Director - Environmental Operations at Hecla Mining Company and Vice President - Corporate Affairs at Revett Silver Company.

The following table sets out the directors, officers and Promoters of the Company that are, or have been within the last five years, directors, officers or Promoters of other issuers that are or were reporting issuers in any Canadian jurisdiction:

Director/Officer	Name of Reporting Issuer	Exchange or Market	Position	From (mm/yy)	To (mm/yy)
Steven Dischler	Lion Copper and Gold Corp. (formerly Quaterra Resources Inc.)	TSXV	President and CEO	07/13	09/15

Director/Officer	Name of Reporting Issuer	Exchange or Market	Position	From (mm/yy)	To (mm/yy)
Lei Wang	Lion Copper and Gold Corp. (formerly Quaterra Resources Inc.)	TSXV	CFO	01/16	09/21
	GoviEx Uranium Inc.	TSXV	CFO	05/15	Present
	Pacific Ridge Exploration Ltd.	TSXV	CFO	10/08	12/17
Charles Travis Naugle	N/A	-	-	-	-
Tony Alford	Amazing Energy Oil and Gas	TSX	Director	01/17	09/21
Thomas Patton	Riley Gold Corp.	TSXV	Director	04/23	Present
David Harvey	N/A	-	-	-	-
John Banning	Cyprium Metals Ltd.	ASX	COO	11/21	03/23
	Consolidated Tin Mines Ltd.	ASX	CEO and Executive Director	02/14	02/16
Doug Stiles	Hecla Mining Company	NYSE	Director - Environment	07/15	01/24

Audit Committee

The text of the Audit Committee's Charter is attached as Exhibit "A".

Composition of the Audit Committee

The Company's Audit Committee is composed of the following:

Name	Independence(1)(2)	Financial Literacy(3)
Charles Travis Naugle	Not Independent(5)	Financially Literate
Tony Alford	Independent	Financially Literate
Thomas Patton(4)	Independent	Financially Literate

Notes:

(1) A member of an audit committee is independent if, in addition to meeting other regulatory requirements, the member has no direct or indirect material relationship with the Company, which could, in the view of the Board, reasonably interfere with the exercise of a member's independent judgment pursuant to NI 52-110.

(2) The Company is relying on part 6 of NI 52-110.

(3) An individual is financially literate if they have the ability to read and understand a set of financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

(4) Thomas Patton is the chair of the Audit Committee.

(5) Charles Travis Naugle is not independent due to his previous role as the Company's CEO within the last three years.

Relevant Education and Experience

Each member of the Company's Audit Committee has adequate education and experience that is relevant to his performance as an Audit Committee member and, in particular, the requisite education and experience that have provided the member with:

(a) an understanding of the accounting principles used by the Company to prepare its financial statements and the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and provisions;

(b) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising individuals engaged in such activities; and

(c) an understanding of internal controls and procedures for financial reporting.

See "Directors and Executive Officers" for further details of each audit committee member's relevant experience.

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial period, has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board.

Reliance on Certain Exemptions

Since the commencement of the Company's most recently completed financial period, the Company has not relied on the exemptions contained in Section 2.4, 6.1.1(4), 6.1.1(5), 6.1.1(6), or Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

Under the Company's Audit Committee Charter, all non-audit services to be performed by the Company's independent auditor must be approved in advance by the Audit Committee.

INTERESTS OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Except as disclosed in this Listing Statement, no director, executive officer or other insider of the Company, or associate or affiliate of them, has any material interest, direct or indirect, in any transaction since incorporation or in any proposed transaction that has materially affected or is reasonably expected to materially affect the Company.

TRANSFER AGENTS AND REGISTRARS

The Company's Registrar and Transfer Agent for the Common Shares is Computershare Investors Services Inc. at its principal office at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9.

MATERIAL CONTRACTS

Except for contracts made in the ordinary course of business, the following are the only material contracts entered into by the Company within two years prior to the date of this Listing Statement which are currently in effect and considered to be currently material (the Company will be posting a copy of the material contract on SEDAR+):

1. Rio Tinto Agreement dated March 18, 2022, as amended by a letter agreement dated October 5, 2023 and further amended by a letter agreement dated February 8, 2024.

EXPERTS

The auditors of the Company, MNP LLP ("MNP"), prepared independent auditor's reports in respect of the audited financial statements of the Company for the year ended December 31, 2023.

MNP has advised the Company that they are independent of the Company within the context of the CPA Code of professional conduct of the Chartered Professional Accountants of British Columbia.

The following is the qualified person involved in preparing the NI 43-101 Technical Reports or who certified a statement, report or valuation from which certain scientific and technical information relating to the Company's material mineral projects contained in this Listing Statement (or the documents incorporated by reference herein) has been derived, and in some instances extracted from:

  Adrien Butler, P.E., Tim Maunula, P.Geo., Herb Welhener, MMSA-QPM, Jeff Woods, SME-RM, MMSA-QP, and Gordon Zurowski, P.Eng. of AGP Mining Consultants Inc. prepared the report entitled "Preliminary Economic Assessment of the Yerington Copper Project" dated March 12, 2024 with an effective date of January 30, 2024

The named experts held, directly or indirectly, less than one percent of the issued and outstanding common shares of the Company, at the time of the preparation of the above-noted technical reports. The authors have reviewed and approved the technical and scientific information included in this Listing Statement and the documents incorporated herein by reference, which has been summarized from the technical reports.

To the knowledge of the Company based on the information provided by the experts, no person or company whose profession or business gives authority to a statement made by the person or company and who is named as having prepared or certified a part of this Listing Statement and  the documents incorporated herein by reference or as having prepared or certified a report or valuation described or included in this Listing Statement the documents incorporated herein by reference holds any beneficial interest, direct or indirect, in any securities or property of the Company or an associate or affiliate of the foregoing.

Exhibit "A"

AUDIT COMMITTEE CHARTER

A. PURPOSE

An audit committee is a committee of a board of directors to which the board delegates its responsibility for oversight of the financial reporting process.  Traditionally, the audit committee has performed a number of roles, including:

(a) helping directors meet their responsibilities;

(b) providing better communication between directors and the external auditors;

(c) enhancing the independence of the external auditor;

(d) increasing the credibility and objectivity of financial reports; and

(e) strengthening the role of the directors by facilitating in-depth discussions among directors, management and the external auditor.

National Instrument 52-110 Audit Committees ("NI 52-110") and Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended require that the audit committee also be responsible for managing, on behalf of the shareholders, the relationship between the issuer and its external auditors.  In particular, it provides that an audit committee must have responsibility for:

(a) overseeing the work of the external auditors engaged for the purpose of preparing or issuing an auditors' report or related work; and

(b) recommending to the board of directors the nomination and compensation of the external auditors.

As used herein, the term NI 52-110 shall include, where appropriate, Rule 10A-3.

Although under corporate law, an issuer's external auditors are responsible to the shareholders, in practice, shareholders have often been too dispersed to effectively exercise meaningful oversight of the external auditors.  As a result, management has typically assumed this oversight role.  However, the auditing process may be compromised if the external auditors view their main responsibility as serving management rather than the shareholders.  By assigning these responsibilities to an independent audit committee, NI 52-110 ensures that the external audit will be conducted independently of the issuer's management.

NI 52-110 provides that an audit committee must be directly responsible for overseeing the work of the external auditors engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the issuer, including the resolution of disagreements between management and the external auditors regarding financial reporting.  Notwithstanding this responsibility, the external auditors are retained by, and are ultimately accountable to, the shareholders.  As a result, NI 52-110 does not detract from the external auditors' right and responsibility to also provide their views directly to the shareholders if they disagree with an approach being taken by the audit committee.

The Board of Directors (the "Board") of Lion Copper and Gold. (the "Company") is responsible for the management of the business and affairs of the Company.  The Audit Committee (the "Committee") is appointed by the Board as an independent and objective party to assist in fulfilling the Board's responsibility for oversight of the Company's financial reporting process.

The Company must comply with the applicable requirements of NI 52-110 which includes having a written charter that sets out the Committee's mandate and responsibilities.  The Board may, at any time, amend or rescind any of the provisions hereof, or cancel them entirely, with or without substitution.

B. AUTHORITY

1. The Committee, through its Chair, may directly contact any officer or employee of the Company as it deems necessary or advisable to fulfill its duties and responsibilities, and any officer or employee may bring before the Committee any matter involving questionable, illegal or improper financial practices or transactions;

2. The external auditors will report directly to the Committee.  The external auditors shall have a direct line of communication to the Committee through its Chair and may bypass management if deemed necessary; and

3. The Committee may engage, at the Company's expense, outside independent legal counsel or other advisors as the Committee considers necessary to fulfill its duties and responsibilities and to negotiate compensation arrangements for any such advisors.

C. COMPOSITION AND MEETINGS

1. The Board, at its organizational meeting held in conjunction with each annual general meeting of the shareholders, shall appoint the members of the Committee for the ensuing year.  The Board may at any time remove or replace any member of the Committee and may fill any vacancy in the Committee;

2. The Committee shall be composed of three or more members of the Board, all of whom are financially literate within the meaning of NI 52-110.  A majority of the members of the Committee must not be executive officers, employees or control persons of the Company of any of its affiliates, subject to the exemptions provided for in NI 52-110.The members of the Committee shall appoint from among themselves a Chair of the Committee.  The Chair shall have responsibility for ensuring that the Committee fulfills its principal duties and responsibilities effectively;

3. A minimum of two and at least 50% of the members of the Committee present either in person or by telephone or other telecommunication device at a Committee meeting shall constitute a quorum;

4. If and whenever a vacancy shall exist in a Committee meeting, the remaining members of the Committee may exercise all of its powers and responsibilities provided a quorum has been established;

5. Any matters to be determined by the Committee shall be decided by a majority of votes cast at a Committee meeting called for such purpose.  Actions of the Committee may be taken by an instrument or instruments in writing signed by all of the members of the Committee, and such actions shall be effective as though they had been decided by a majority of votes cast at a Committee meeting called for such purpose.  All decisions or recommendations of the Committee shall require the approval of the Board prior to implementation;

6. The time and place at which a Committee meeting shall be held, and procedures at such meetings shall be determined from time to time by the Committee.  A Committee meeting may be called by email, telephone, facsimile, letter or other communication means, by giving at least 48 hours notice.  Notice of a Committee meeting shall not be necessary if all of the members are present either in person or by telephone or other telecommunication device or if those absent have waived notice or otherwise signified their consent to the holding of such meeting;

7. The Committee may invite such officers, directors and employees of the Company and its subsidiaries as it may see fit, from time to time, to attend at Committee meetings;

8. The Committee shall present its recommendations to the Board.  The Committee may, from time to time, appoint any person who need not be a member, to act as a secretary at Committee meetings;

9. The Committee shall meet at least quarterly, at the discretion of the Chair or a majority of its members, as circumstances dictate or as may be required.  Any member of the Committee or the external auditors may request a meeting of the Committee; and

10. The external auditors shall receive notice of and have the right to attend all Committee meetings.

D. PRINCIPAL DUTIES AND RESPONSIBILITIES

1. The overall duties and responsibilities of the Committee shall be as follows:

(a) assist the Board in the discharge of its responsibilities relating to the Company's accounting principles and reporting practices including its approval of the Company's annual and quarterly consolidated financial statements and corresponding management's discussion and analysis ("MD&A");

(b) establish and maintain a direct line of communication with the Company's external auditors and assess their performance;

(c) ensure that the management of the Company has designed, implemented and is maintaining an effective financial reporting system;

(d) ensure compliance with NI 52-110; and

(e) report regularly to the Board on the fulfillment of its duties and responsibilities.

2. The duties and responsibilities of the Committee as they relate to the external auditors shall be as follows:

(a) verify the independence of external auditors and recommend to the Board a firm of external auditors to be nominated for the purpose of preparing or issuing an auditors' report or performing other audit, review or attest services for the Company;

(b) monitor the independence of the external auditors, receive any required formal written statement from the external auditor delineating relationships between the external auditor and the Company, and confirm the external auditor's independence to the Board on an annual basis;

(c) recommend to the Board the compensation of the external auditor;

(d) oversee the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

(e) pre-approve all non-audit services to be provided to the Company by the external auditors unless otherwise provided for in NI 52-110;

(f) review the audit plan of the external auditors prior to the commencement of the audit;

(g) review with the external auditors any changes or proposed changes in accounting policies, the presentation and impact of significant risks and uncertainties and key estimates and judgments of management that may be material to the Company's financial reporting;

(h) discuss with the external auditors the quality and appropriateness of the Company's accounting principles;

(i) review with the external auditors, upon completion of their audit:

(i) contents of their report including the scope and quality of the audit work performed;

(ii) adequacy of the Company's financial and auditing personnel;

(iii) co-operation received from the Company's personnel during the audit;

(iv) internal resources used;

(v) significant transactions outside of the normal business of the Company;

(vi) significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles or management systems; and

(vii) the non-audit services provided by the external auditors; and

(j) periodically review the Company's financial and auditing procedures and the extent to which recommendations made by the external auditors have been implemented.

3. The Committee shall review and discuss with management and the Auditors, where appropriate, the following financial documents and reports prior to public disclosure:

(a) the annual report, including the audited financial statements and the Auditors' report to the shareholders of the Company, and quarterly financial statements and corresponding MD&A;

(b) all press releases containing financial information extracted or derived from the Company's financial statements or MD&A;

(c) all certifications that may be made by management on the annual or quarterly financial results, disclosure controls and procedures and internal controls over financial reporting;

(d) any legal, tax or regulatory matters that may have a material impact on the Company's operations and financial statements; and

(e) all financial information contained in any prospectus, information circular or other disclosure documents or regulatory filings containing financial information of the Company.

4. The Committee shall recommend to the Board the amendment or approval of all annual and interim financial statements and MD&A and any other documents that may be reviewed by the Committee.

5. Other duties and responsibilities of the Committee shall be as follows:

(a) ensure that procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements, such as press releases, and periodically assess the adequacy of the procedures;

(b) implement procedures for the confidential receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

(c) implement procedures for the confidential receipt, retention, and treatment of complaints received by the Company regarding the alleged violation of and Corporate Governance policies of the Company (including its subsidiaries);

(d) periodically review with the Company's management complaints received under sections 5(b) and (c) above;

(e) review and approve the Company's hiring policies regarding partners, employees or former partners and employees of the present and former external auditors of the Company; and

(f) make recommendations to the Board with respect to any changes or improvements to the financial reporting process including this Charter.

6. RELATED PARTY TRANSACTION REVIEW

In addition to other responsibilities of the Committee, the Committee shall, in compliance with Section 120 of the NYSE Amex Company Guide, review and recommend to the Board of Directors the approval or non approval of all related party transactions, subject, where applicable, to, the related party and the board of directors complying with the provisions of the Business Corporations Act (British Columbia).

B-1

SCHEDULE "B"

CERTIFICATE OF THE COMPANY

Dated:  September 18, 2024

The foregoing contains full, true and plain disclosure of all material information relating to Lion Copper and Gold Corp. It contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being false or misleading in light of the circumstances in which it was made.

"Steven Dischler"	"Lei Wang"
Steven Dischler	Lei Wang
Chief Executive Officer	Chief Financial Officer

On behalf of the Board of Directors of the Company

"Charles Travis Naugle"	"Tony Alford"
Charles Travis Naugle	Tony Alford
Director	Director